UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 13, 2025
LanzaTech Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40282	92-2018969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8045 Lamon Avenue, Suite 400 Skokie, Illinois	60077
(Address of principal executive offices)	(Zip Code)
(847) 324-2400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LNZA	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	LNZAW	The Nasdaq Stock Market LLC

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Company’s Townhall meeting on August 13, 2025, LanzaTech Global, Inc. (the “Company”) announced that Aura Cuellar will step down from her role as the Company’s President, with the effective date of Ms. Cuellar’s departure to be determined. Ms. Cuellar’s departure is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board of Directors of the Company and the Company wish to thank Ms. Cuellar for her dedicated service to the Company.
Item 8.01. Other Events.
On August 15, 2025, the Company issued a press release announcing that it will implement a 1-for-100 reverse stock split (the “Reverse Stock Split”) of its issued and outstanding common stock (the “Common Stock”), effective on August 18, 2025 at 5:00 p.m. Eastern Time (the “Reverse Split Effective Time”). The Company also announced that, immediately prior to the Reverse Split Effective Time, it will decrease the par value of the Common Stock from $0.0001 to $0.0000001 per share (the “Par Value Change”) and increase the number of authorized shares of Common Stock from 600,000,000 to 2,580,000,000 (the “Authorized Share Increase”) (which number of authorized shares of Common Stock will be proportionately decreased to 25,800,000 at the Reverse Split Effective Time). As previously disclosed on July 29, 2025, the Reverse Stock Split, Par Value Change, and Authorized Share Increase were approved by the Company’s stockholders at the Company’s 2025 Annual Meeting of Stockholders held on July 28, 2025.
A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	LanzaTech Press Release, dated August 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANZATECH GLOBAL, INC.

Dated: August 15, 2025	By:	/s/ Amanda Koenig Fuisz
	Name:	Amanda Koenig Fuisz
	Title:	Interim General Counsel
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